Newday Sustainable Development Equity ETF (SDGS) (the “Fund”)

Supplement dated February 2, 2023

to the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) dated
September 8, 2022, as supplemented

Toroso Investments LLC (“Toroso”), the Fund’s investment adviser, and Newday Funds, Inc., doing business as Newday Impact (“Newday”), the Fund’s investment sub-adviser, recommended to the Board of Trustees (the “Board”) of Tidal ETF Trust the closure and liquidation of the Fund based on their belief that that Fund cannot conduct its business and operations in an economically efficient manner over the long term due to the Fund’s inability to attract sufficient investment assets to maintain a competitive operating structure. The Board determined, after considering the combined recommendation of Toroso and Newday, that it is in the best interests of the Fund and its shareholders to liquidate and terminate the Fund as described below.

Shares of the Fund will cease trading on the NYSE Arca, Inc. (the “NYSE”) and will be closed to purchase by investors as of the close of regular trading on the NYSE on February 21, 2023 (the “Closing Date”). The Fund will not accept purchase orders after the Closing Date.

Shareholders may sell their holdings in the Fund prior to the Closing Date and customary brokerage charges may apply to these transactions. However, from February 21, 2023 through February 28, 2023 (the “Liquidation Date”), shareholders may be able to sell their shares only to certain broker-dealers and there is no assurance that there will be a market for the Fund’s shares during this time period. Between the Closing Date and the Liquidation Date, Toroso will be in the process of closing down and liquidating the Fund’s portfolio. This process will result in the Fund increasing its cash holdings and the Fund will no longer be pursuing its investment objective and strategy.

On or about the Liquidation Date, the Fund will liquidate its assets and distribute cash pro rata to all shareholders of record who have not previously redeemed or sold their shares, subject to any required withholding. Liquidation proceeds paid to shareholders generally should be treated as received in exchange for shares and will therefore be treated as a taxable event giving rise to a capital gain or loss depending on a shareholder’s tax basis. Shareholders should contact their tax adviser to discuss the income tax consequences of the liquidation. In addition, these payments to shareholders may include distributions of accrued capital gains and dividends. As calculated on the Liquidation Date, the Fund’s net asset value will reflect the costs of closing the Fund. Once the distributions are complete, the Fund will terminate.

For more information, please contact the Fund at 833-486-7347.

Please retain this Supplement with your Summary Prospectus, Prospectus, and SAI.